Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Non-trade accounts receivable	$ 19,325	$ 7,058
Accumulated depreciation on vessel and equipment	668,969	666,710
Accumulated depreciation on vessels under capital leases	$ 69,072	$ 56,316
Common Units
Units issued (in shares)	79,600,000	79,600,000
Units outstanding (in shares)	79,600,000	79,600,000
Preferred Units
Units issued (in shares)	5,000,000	0
Units outstanding (in shares)	5,000,000	0